California Tax-Free Money Fund

Maryland Tax-Free Money Fund

New York Tax-Free Money Fund

T. Rowe Price Prime Reserve Fund, Inc.

T. Rowe Price Tax-Exempt Money Fund, Inc.

U.S. Treasury Money Fund

Supplement to prospectuses

The following information updates the prospectuses for the above funds (collectively referred to as the "T. Rowe Price Money Funds").

The following is added as a footnote to each T. Rowe Price Money Fund in its fee table (entitled "Fees and Expenses of the Funds") that appears in section 1:

To the extent necessary to maintain a net yield of 0.00% on any day that a dividend is declared, T. Rowe Price may voluntarily waive all or a portion of the management fee it is entitled to receive from the fund for that day. This voluntary waiver is in addition to any contractual expense ratio limitation in effect for a fund. T. Rowe Price may amend or terminate this voluntary waiver of its management fee at any time without prior notice.

The following is added as the last paragraph under the heading "The Management Fee" that appears in section 3:

In the case of a money market fund for which T. Rowe Price serves as investment manager, the following applies. To the extent necessary to maintain a net yield of 0.00% on any day that a dividend is declared, T. Rowe Price may voluntarily waive all or a portion of the management fee it is entitled to receive from the fund for that day. This voluntary waiver is in addition to any contractual expense ratio limitation in effect for a fund. T. Rowe Price may amend or terminate this voluntary waiver of its management fee at any time without prior notice.

The date of this supplement is March 2, 2009.

C07-042 3/2/09